UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                (Amendment No.1)
                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       the Securities exchange act of 1934


Date of Report (Date of earliest event reported): March 19, 1997



                            MERIS LABORATORIES, INC.
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            (Exact name of registrant as specified in its charter)



                                   California
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         (State or other jurisdiction of incorporation or organization)


         0-19360                                   77-0274078
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  (Commission file number)              (I.R.S. Employer Identification No.)



   2890 Zanker Road, San Jose, California                    95134
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  408-434-9200



                               Not Applicable
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      (Former name or former address, if changed since last report)


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

Item 4.    Changes in Registrant's Certifying Accountant.

(a)  Previous independent accountants

     (i) On March 19, 1997, Price Waterhouse LLP resigned as independent accountants of Meris Laboratories, Inc.

     (ii) The reports of Price Waterhouse LLP on the consolidated financial statements for the years ended December 31, 1994 and 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that Price Waterhouse LLP's report on the consolidated financial statements for the year ended December 31, 1994 included an explanatory paragraph relating to the uncertainty surrounding the resolution of certain litigation and government billing investigations. Also, the report of Price Waterhouse LLP for the year ended December 31, 1995 included explanatory paragraphs relating to a change in accounting principle, uncertainty surrounding the Company's ability to continue as a going concern, uncertainty surrounding the resolution of certain litigation and government billing investigations and a qui tam action brought against the Company under the False Claims Act.

     (iii) Not applicable.

     (iv) In connection with its audits for the years ended December 31, 1994 and 1995, and through March 19, 1997, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their reports on the consolidated financial statement for such years.

     (v) During the years ended December 31, 1994 and 1995 and through March 19, 1997, there have been no reportable events (as defined in Regulation S-K Item (a)(1)(v)) except that during the year ended December 31, 1995, the Registrant's management brought to the attention of Price Waterhouse LLP a material weakness in the Company's system of internal controls which Price Waterhouse LLP in turn reported to the Audit Committee. The material weakness related to the Company's ability to produce timely, reliable financial information for interim periods resulting from the ineffective utilization of resources, lack of timely management review and supervision, and inconsistent application of historical procedures for determining the provision for doubtful accounts and contractual discounts. The Company has authorized Price Waterhouse LLP to respond to inquiries any successor accountant might have regarding this matter.

     (vi) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 14, 1997, has been filed as Exhibit 16 to this Current Report on Form 8-K/A.



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



(b)  Successor independent accountants

     (i) The Company has not yet engaged independent accountants for purposes of auditing the consolidated financial statements for the year ended December 31, 1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      MERIS LABORATORIES, INC.


                          By:          /s/ Thurman Jordan
                                      --------------------------------------
                                      Thurman Jordan
                                      Senior Vice President - Finance
                                      (Duly authorized Officer and
                                       Principal Accounting Officer)

Date: April 14, 1997



























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                                   EXHIBIT 16



April 14, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

         Meris Laboratories, Inc.
         ------------------------

We have read Item 4 of Meris Laboratories, Inc.'s Form 8-K/A dated April 14,1997 and are in agreement with the statements contained in paragraph 4(a) therein.


Yours very truly,


/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
























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